UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 24, 2025

LIBERTY TRIPADVISOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36603	46-3337365
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing rule or Standard; Transfer of Listing.

On April 24, 2025, Liberty TripAdvisor Holdings, Inc., a Delaware corporation (“Liberty TripAdvisor”), announced that, in connection with the previously announced combination of Tripadvisor, Inc., a Delaware corporation (“Tripadvisor”), and Liberty TripAdvisor (the “Transactions”) pursuant to the Agreement and Plan of Merger, dated as of December 18, 2024 (the “Merger Agreement”), by and among Tripadvisor, Liberty TripAdvisor and Telluride Merger Sub Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Tripadvisor, assuming the requisite conditions to the Transactions set forth in the Merger Agreement are satisfied or waived, as applicable, Liberty TripAdvisor expects that Liberty TripAdvisor’s shares of Series A common stock (“LTRPA”) and Series B common stock (“LTRPB”) will cease being quoted on the OTCQB Venture Market upon the effective time of the Transactions on April 29, 2025.

The surviving company in the Transactions intends to file a certification on Form 15 with the Securities and Exchange Commission (“SEC”) requesting the termination of registration of LTRPA and LTPRB under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the suspension of Liberty TripAdvisor’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to LTRPA and LTPRB, on or about April 29, 2025.

Item 5.07. Submission of Matters to Vote of Security Holders.

On April 24, 2025, the stockholders of Liberty TripAdvisor approved each proposal relating to the Transactions pursuant to the Merger Agreement that was considered at Liberty TripAdvisor’s virtual special meeting of stockholders (the “Special Meeting”). Specifically, the following proposals were considered and acted upon by the holders of shares of LTRPA and LTRPB: (1) a proposal (the “Merger Proposal”) to approve the adoption of the Merger Agreement, pursuant to which the Transactions will be consummated; (2) a proposal (the “Charter Amendment Proposal”) to approve the adoption of an amendment to the Restated Certificate of Incorporation of Liberty TripAdvisor, dated August 27, 2014 (as amended from time to time), which amends certain provisions of the Certificate of Designations of Liberty TripAdvisor’s 8% Series A Cumulative Redeemable Preferred Stock (“LTRPP”), dated March 15, 2020 (as amended); (3) a proposal (the “Compensation Proposal”) to approve, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to Liberty TripAdvisor’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated thereby; and (4) a proposal (the “Adjournment Proposal”) to approve the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Merger Proposal or the Charter Amendment Proposal, as applicable, if there are insufficient votes at the time of such adjournment to approve the Merger Proposal or the Charter Amendment Proposal, as applicable, or if otherwise determined by the chairperson of the Special Meeting to be necessary or appropriate. Assuming the other conditions to the Transactions set forth in the Merger Agreement are satisfied or waived, as applicable, the parties intend that the Transactions will be completed on April 29, 2025 unless otherwise agreed.

Approval of the Merger Proposal required the affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of LTRPA and LTRPB entitled to vote on the proposal at the Special Meeting, voting together as a single class.

Approval of the Charter Amendment Proposal required both (i) the affirmative vote of the holders of a majority of the aggregate voting power of the outstanding shares of LTRPA and LTRPB entitled to vote on the proposal at the Special Meeting, voting together as a single class, and (ii) the written consent or affirmative vote of a majority of the holders of the outstanding shares of LTRPP entitled to vote thereon, given in writing or by vote at the special meeting, consenting or voting (as the case may be) separately as a class.

Approval of the Compensation Proposal required the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares LTRPA and LTPRB present in person or represented by proxy at the Special Meeting and entitled to vote on the Compensation Proposal at the Special Meeting, voting together as a single class.

Approval of the Adjournment Proposal required the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of LTRPA and LTRPB that were present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal at the Special Meeting, voting together as a single class.

As of 5:00 p.m., New York City time, on March 21, 2025, the record date for the Special Meeting (the “Record Date”), there were 73,084,484 shares of LTRPA and 4,815,438 shares of LTRPB, in each case, outstanding and entitled to vote at the Special Meeting. Prior to the date of this Current Report on Form 8-K, Certares LTRIP LLC, as the sole holder of all of the issued and outstanding shares of LTRPP as of the requisite record date, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Restated Certificate of Incorporation of Liberty TripAdvisor contemplated by the Charter Amendment Proposal, which written consent became effective immediately upon the commencement of the Special Meeting.

The number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each proposal, are set forth below. Holders of record as of the Record Date of LTRPA and LTRPB were entitled to vote on the proposals as set forth below.

1.	The Merger Proposal

Entitled to Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
LTRPA, LTRPB	88,901,440	2,053,765	19,857	-

Accordingly, the Merger Proposal was approved.

2.	The Charter Amendment Proposal

Entitled to Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
LTRPA, LTRPB	88,897,411	2,057,179	20,472	-

Prior to the date of this Current Report on Form 8-K, Certares LTRIP LLC, as the sole holder of all of the issued and outstanding shares of LTRPP as of the requisite record date, delivered to Liberty TripAdvisor a written consent approving the adoption of an amendment to the Restated Certificate of Incorporation of Liberty TripAdvisor contemplated by the Charter Amendment Proposal, which written consent became effective immediately upon the commencement of the Special Meeting. Accordingly, the Charter Amendment Proposal was approved.

3.	The Compensation Proposal

Entitled to Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
LTRPA, LTRPB	56,754,309	24,224,513	9,996,240	-

Accordingly, the Compensation Proposal was approved.

4.	The Adjournment Proposal

Entitled to Vote	Votes For	Votes Against	Abstentions	Broker Non-Votes
LTRPA, LTRPB	88,864,799	2,089,291	20,972	-

Accordingly, the Adjournment Proposal was approved, but the meeting was not adjourned prior to the votes on the Merger Proposal and the Charter Amendment Proposal.

Item 7.01. Regulation FD Disclosure.

On April 24, 2025, Liberty TripAdvisor issued a press release announcing the voting results of the Special Meeting.

This Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements, including certain statements relating to the Transactions and their proposed timing and other matters related to the Transactions. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements generally can be identified by phrases such as “possible,” “potential,” “intends” or “expects” or other words or phrases of similar import or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. These forward-looking statements involve many risks and uncertainties that could cause actual results and the timing of events to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the Transactions. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and Liberty TripAdvisor expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty TripAdvisor’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty TripAdvisor, including its definitive proxy statement materials for the Special Meeting, Amendment No. 3 to its Schedule 13E-3 transaction statement and its most recent Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports Liberty TripAdvisor subsequently files with the SEC, for additional information about Liberty TripAdvisor and about the risks and uncertainties related to Liberty TripAdvisor’s business which may affect the statements made in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 24, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2025

LIBERTY TRIPADVISOR HOLDINGS, INC.

By:	/s/ Katherine C. Jewell
Name: Katherine C. Jewell
Title: Vice President